                                                                    May 22, 1998
                    Financial Results Report for Fiscal 1997
                               (Non-Consolidated)
                                                          The Fuji Bank, Limited
                                              5-5, Otemachi 1-chome, Chiyoda-ku,
                                              Tokyo, Japan
1.  Date of Approval by the Board of Directors: May 22, 1998
2.  Date of General Meeting of Stockholders: June 26, 1998
3.  Financial Highlights for Fiscal 1997 (from April 1, 1997 to March 31, 1998)

     (Notes) (1) Amounts less than one million yen are omitted.
     (2) - denotes minus.

(1)  Operating Results

------------------------------------------------------------------------------------------------
                                               FY 1997                        FY 1996
Operating Income                       Million Yen   2,538,739        Million Yen    2,620,696
(Change from Previous Period)                          (-3.1%)                        (-12.4%)
Ordinary Profit                        Million Yen    -576,306        Million Yen       31,252
(Change from Previous Period)                             (-%)                            (-%)
Net Income                             Million Yen    -518,701        Million Yen       53,995
(Change from Previous Period)                             (-%)                            (-%)
Net Income per Share                   Yen             -179.19        Yen                18.54
Adjusted Net Income per Share          Yen                   -        Yen                18.46
Return on Stockholder's Equity                              -%                            3.7%
Expenses-to-Income Ratio                                122.7%                           98.8%
Total Deposits                          Million Yen 31,316,743         Million Yen  34,394,656
------------------------------------------------------------------------------------------------

(Notes)
1. Number of Average Stocks
   Current Period                           Previous Period
Ordinary Stock: 2,897,615 thousand shares   Ordinary Stock: 2,897,591 thousand shares
Preference Stock: 70,000 thousand shares    Preference Stock: 18,027 thousand shares
2. Amendment of certain accounting methods (please refer to the Attached Notes to Balance Sheet)
3. Expenses-to-Income Ratio equals Operating Expenses x 100
                                   ------------------
                                    Operating Income

(2)  Dividend Payment

---------------------------------------------------------------------------------------------------
                                               FY 1997                          FY 1996
                                      Ordinary       Preference      Ordinary Stock   Preference
                                      Stock          Stock                            Stock
Dividends Declared per Share              Yen 8.5      Yen    7.5      Yen  8.5        Yen   3.75
Interim                                   Yen  --      Yen     --      Yen 4.25        Yen     --
Term-end                                  Yen 8.5      Yen    7.5      Yen 4.25        Yen   3.75
                                      Million Yen     Million Yen   Million Yen       Million Yen
Total Stock Dividends (Yearly)             24,629             525        24,629               262
Dividend Pay-out Ratio                         -%               %         45.8%                 %
Ratio of Total Stock Dividends to
Stockholders' Equity                         2.6%               %          1.7%                 %
---------------------------------------------------------------------------------------------------

(3)Financial Position

------------------------------------------------------------------------------------------------
                                              FY 1997                         FY 1996
Total Assets                          Million Yen  51,088,094       Million Yen     52,066,828
Stockholders' Equity                  Million Yen   1,140,785       Million Yen      1,672,064
Stockholders' Equity to Total
Assets                                                   2.2%                             3.2%
Stockholders' Equity per Share        Yen              321.22       Yen                 504.58
BIS Ratio (uniform international                 (provisional
standard)                                       figures)9.41%                            9.22%
------------------------------------------------------------------------------------------------

(Notes)
(1)  Total stock outstanding as of term end:
     Current Period Ordinary Stock:         2,897,615 thousand shares
                    Preference Stock:          70,000 thousand shares
     Previous Period Ordinary Stock:        2,897,615 thousand shares
                    Preference Stock:          70,000 thousand shares
(2)  Difference between book value and market value: Yen -227,406 million
(3) Difference between market value of derivative transaction and contract amount etc.: Yen -1,236 million

4.  Earnings Performance Projection for Fiscal 1998 (Year through March 31,
1999)

---------------------------------------------------------------------------------------------
                                                   Interim Period             Annual Period
                                                  (first 6 months)             (12 months)
                                                    Yen million                Yen million
Operating Income                                     1,100,000                  2,200,000
Ordinary Profit                                         30,000                     60,000
Net Income                                              30,000                     60,000
Annual Dividends per Share                              Yen                        Yen
        Ordinary stock                                  4.25                       8.50
        Preference stock                                3.75                       7.50

---------------------------------------------------------------------------------------------

Projected Net Income per Share:  Yen  20.53

                                                          The Fuji Bank, Limited

Non-Consolidated Balance Sheet as of March 31, 1998

                                                                                                             (Millions of Yen)
----------------------------------------------                            ----------------------------------------------------
ASSETS                                                                      LIABILITIES
----------------------------------                                        -------------------------------
Cash and Due from Banks              2,749,927                            Deposits                                  31,316,743
  Cash on Hand                         806,865                              Current Deposits                         1,453,144
  Deposits with Banks                1,943,061                              Ordinary Deposits                        4,831,476
Call Loans                             235,542                              Savings Accounts                           829,119
Bills Purchased                         30,000                              Deposits at Notice                       1,081,040
Commercial Paper and Other Debt                                             Time Deposits                           19,479,597
  Purchased                             29,858
Trading Assets                       2,273,891                              Other Deposits                           3,642,364
  Trading Securities                    85,898                            Negotiable Certificates of
                                                                              Deposit                                3,125,963
  Derivatives of Securities                                               Call Money                                 2,035,728
    Related to Trading
    Transactions                             0
  Trading-Related Financial                                               Bills Sold                                   220,859
    Derivatives                      1,445,818
  Other Trading Assets                 742,174                            Trading Liabilities                        1,458,546
Money Held in Trust                     85,432                              Trading Securities Sold
                                                                              for Short Sales                           34,580
Securities                           6,250,780                            Derivatives of Trading
                                                                            Securities                                      16
  Japanese National Government                                            Trading-Related Financial
    Bonds                            1,087,908                            Derivatives                                1,423,950
  Japanese Local Government                                               Borrowed Money                             3,339,624
    Bonds                              368,933
  Japanese Corporate Bonds             481,068                              Bills Rediscounted                           7,687
  Japanese Corporate Stocks          3,474,690                              Borrowings from Other
                                                                              Banks                                  3,331,936
  Other Securities                     835,880                            Foreign Exchange                             125,762
  Loaned Securities                      2,299                              Due to Foreign Banks                        97,243
Loans and Bills Discounted          32,030,589                              Borrowing from Foreign
                                                                              Banks                                     17,426
  Bills Discounted                     723,771                              Foreign Currency Bills
                                                                              Sold                                       2,273
  Loans on Notes                     4,358,183                              Foreign Currency Bills
                                                                              Payable                                    8,819
  Loans on Deeds                    21,601,105                            Bonds                                        100,000
  Overdrafts                         5,347,528                            Convertible Bonds & Notes                     12,582
Foreign Exchange                       549,415                            Other Liabilities                          2,888,177
                                                                            Domestic Exchange
  Due from Foreign Banks                49,060                                Settlement Credit                          3,296
  Loans to Foreign Banks               101,715                              Accrued Income Taxes                         1,472
  Foreign Currency Bills
    Purchased                          319,595                              Accrued Expenses                           933,680
  Foreign Currency Bills
    Receivable                          79,043                              Unearned Income                             25,586
Other Assets                         2,263,624                              Employees' Deposits                         46,038
  Domestic Exchange Settlement                                              Security Margin Deposits
    Debits                               3,620                                for Futures                                4,603
  Prepaid Expenses                       5,083                              Settlement Margin
                                                                              Deposits for Futures                         180
  Accrued Income                     1,074,605                              Trading Account
  Security Margin Deposits for                                                Securities Borrowed                      222,300
    Futures Contracts                    1,024
  Settlement Margin Deposits for                                            Securities Borrowed                        430,569
    Futures Contracts                      885
  Securities in Custody                656,570                              Collateral on Bonds Lent                   689,469
  Others                               521,835                                Others                                   530,979
                                                                          Reserve for Possible Loan
Premises and Equipment                 673,037                              Losses                                     857,491
                                                                          Reserve for Retirement
  Land, Building, and Equipment        584,746                            Allowances                                    48,241
                                                                          Reserve for Possible Losses
                                                                          on Sales of Loans                             52,717
  Construction in Progress              12,494                            Reserve for Specific
                                                                            Borrowers under Support                    122,300
  Lease Deposits                        75,796                            Other Reserves                                    47
Customers' Liabilities for                                                Reserve Fin. Futures
  Acceptances and Guarantees         3,915,992                              Trans. Liabilities                              47
                                                                          Acceptances and Guarantees                 3,915,992


                                                       Land Revaluation Account                 326,529
                                                       Total Liabilities                     49,947,308
                                                                                   --------------------
                                                       (STOCKHOLDERS' EQUITY)
                                                       Common Stock                             529,087
                                                       Legal Reserve                            509,170
                                                         Capital Surplus                        419,954
                                                         Legal Earned Reserve                    89,216
                                                       Earned Surplus                           102,527
                                                         Voluntary Reserves                     589,921
                                                         Reserve for Losses on
                                                           Overseas Investments                      21
                                                       Vol. Earned Res. For
                                                         Retirement Allowances                    1,500
                                                       Special Voluntary Earned
                                                       Reserve                                  588,400

                                                         Unappropriated Loss at
                                                         End of Year
                                                                                                487,393
                                                       Net Loss                                 518,701
                                                                                   --------------------
                                                       Total Stockholders' Equity             1,140,785
                                                                                   --------------------
                                                       Total Liabilities and
Total Assets                        51,088,094            Stockholders' Equity               51,088,094
-------------------------------------------------------------------------------------------------------

                                                          The Fuji Bank, Limited

Notes to Non-Consolidated Balance Sheet

1.   Amounts less than one million yen are omitted.

2.   Trading Assets, trading liabilities

     Trading account transactions are transactions in which profit opportunities arise from the differences between different markets and short-term movements in rates and other indices as they apply to interest rates, currency exchange rates, and dealing in marketable securities. These transactions are included in the balance sheet as of trade date.

     "Trading assets" and "Trading liabilities" are valued as follows. Securities and monetary assets etc. are valued at the market price at the end of March. Swaps, futures, options and other derivatives transactions are valued on the assumption that they were settled at the end of March.

3.   Securities

     Securities are valued on a cost basis using the moving average method. The same method is used to compute the value of securities held in separately managed trusts that have been established primarily for the purpose of investing in securities.

     Prior to this year, securities and securities held in separately managed trusts that were established primarily for the purpose of investing in securities were valued at the lower of cost or market value, if those securities were listed on securities exchanges and actual market prices were available. However, in conjunction with an amendment of the Uniform Accounting Standards for Banks, the cost basis method has been introduced from this term onwards.

     As a result of the introduction of the cost basis method, Ordinary Loss and Loss before Income Taxes both decreased by 433,195 million yen as against the amounts that would have been realized using the lower of cost or market value method.

4.   Premises and Equipment

     Depreciation of premises and equipment is computed as follows as prescribed in the Uniform Accounting Standards for Banks.

     Buildings    Fixed percentage of declining balance method at the rates
                  prescribed in the tax regulations standard.

     Equipment    Fixed percentage of declining balance method at the rates
                  prescribed in the tax regulations standard.

     Others       As prescribed in tax regulations.

     Up until now, buildings have been depreciated at a fixed percentage of the declining balance method at the rate of 160% of the tax regulations standard, as prescribed in the Uniform Accounting Standards for Banks. However, in conjunction with an amendment of the above Accounting Standards, from this settlement onwards depreciation is carried out at the rates prescribed in the tax regulations standard. As a result of this change, Ordinary Loss and Loss before Income Taxes both decreased by 6,940 million yen as against the amounts they would have realized using the rates which have been prescribed up until now.

5.   Foreign Currency Items

     All assets and liabilities denominated in foreign currencies are translated into Japanese yen at the exchange rates in effect at the balance sheet dates, while income and expenses denominated in foreign currencies are measured and recorded at the exchange rates prevailing at the time of each transaction. Accounts of overseas branches are translated into Japanese yen at the exchange rate prevailing on the balance sheet dates.

6.   Reserve for Possible Loan Losses

     The reserves for possible loan losses are made in accordance with the policies regarding write-offs and reserve standards in the Uniform Accounting Standards for Banks. The reserve for loans to borrowers which are classified as substantially bankrupt or which are bankrupt in the formal legal sense, is made based on the amount remaining after deduction of the amount of collateral considered to be disposable and amounts recoverable under guarantees. Also a reserve is made for loans to borrowers which although not actually bankrupt in the legal sense, are experiencing serious management difficulties and whose failure is imminent. In this case, the reserve is made based on the amount remaining after deduction of the amount of collateral considered to be disposable and amounts recoverable under guarantees and of the balance a reserve is made for the amount outstanding after giving full consideration to the amount the borrower is capable of repaying. In the case of all other loans, an amount is provided in the reserve on the basis of the default rates calculated using the amount of actual default rates during a fixed period in the past.

     The reserve relating to loans to certain lesser developed countries is provided based on the prospective loss after consideration of the relevant country's political and economic situation, etc. (including reserves for losses on overseas investments as prescribed under Article 55-2 of the Exceptions to Tax Laws Act.) The above Reserve for Possible Loan losses is made on the basis of the quality of all the Bank's loan assets, using the Bank's internally established rules for self-assessment.

7.   Reserve for Retirement Allowances
     The reserve for retirement allowances is provided in accordance with the Uniform Accounting Standards for Banks, based on the amount which would have been required to be paid if all employees covered by the retirement plan had voluntarily terminated their employment at the balance sheet date.

8. Finance leases, other than those leases with property rights which will be recognized as being transferable to the borrower, are treated in compliance with the general accounting procedures for rent transactions.

9.   Consumption Tax and Regulation Consumption Tax
     All figures exclude consumption tax and regional consumption tax.

10.  Reserve for Possible Losses on Sales of Loans
     Consideration is given to the value of the collateral of real estate loans which were sold to the Cooperative Credit Purchasing Company. An estimate is made of future possible losses, and the necessary amount is accounted for under the above Reserve.
     This Reserve is stipulated under Article 287-2 of the Commercial Code of Japan.

11.  Reserve for Supporting Specific Borrowers
     This Reserve is provided for loans to support the rehabilitation of specific borrowers.
     An estimate is made of the future amount likely to be required in supporting such borrowers and the necessary amount is accounted for under the above reserve.
     This Reserve is stipulated under Article 287-2 of the Commercial Code Of Japan.

12.  Other Reserves are accounted for as follows:
     The Reserve for Financial Futures Transaction Liabilities is based on
     Article 82 of the Financial Futures Transaction Law.

     In conjunction with the amendment of the Uniform Accounting Standards for Banks, reserves such as the Reserve for Price Fluctuation of Japanese National Government Bonds and the Reserve for Possible Losses from Trading Account Securities Transactions have been abolished and the relevant reserves have been liquidated.

13. The Securities balance includes 11 million yen of treasury stock of the Bank.

     None of the treasury stock of the Bank comes under the definition in
     Article 210-2-2-3 of the Commercial Code Of Japan.

14.  Total value of stock held of subsidiaries amounted to 417,413 million yen.

15.  Total value of due from subsidiaries amounted to 1,332,206 million yen.

16.  Total value of due to subsidiaries amounted to 2,750,789 million yen.

17. Accumulated depreciation for premises and equipment amounted to 323,707 million yen.

18. The compressed book value of premises and equipment amounted to 32,841 million yen.

19. In addition to premises and equipment accounted for on the balance sheet, a portion of computer and other equipment is leased.

20.  Loans and Bills Discounted:
     Balance of loans to companies under bankruptcy procedure: 257,512 million yen.
     Balance of loans non-accrual for 6 months or more: 733,762 million yen.

21. The balance of renegotiated loans at the end of March, 1998 amounted to 186,390 million yen.
     Renegotiated loans include loans of which the interest rates were cut to/below the official discount rate at the time of restructuring, or loans extended on negative spread basis in order to support borrowers' rehabilitation, and nonaccrual loans which were approved as such by the National Tax Agency.
     Items which up until now have been classified as restructured loans are now called renegotiated loans.

22. The balance of loans to companies under support programs at the end of March, 1998 amounted to 40,770 million yen.
     Loans to companies under support programs refers to loans extended to borrowers which have encountered economic difficulty and which the Bank supports in various ways with the approval of the National Tax Agency.

23. Land used for the Bank's business activities was revalued on the basis prescribed by law (Proclamation No. 34 dated March 31, 1998). The difference between the book value and the current value was included under "Liabilities".

          Date of revaluation                                March 31, 1998
          Book value of land used for the Bank's business
          activities, before revaluation                     81,094 million yen
          Book value of land used for the Bank's business
          activities, after revaluation                      407,623 million yen

24.  Borrowed Money includes subordinated borrowings of 1,842,225 million yen.

25.  The total balance of bonds consists of subordinated bonds.

26.  Net loss per share:  179.19 yen.

27. Under Article 17-2-4 of the Banking Law of Japan, 21,557 million yen of the amount of Earned Surplus cannot be applied to the payment of dividends.

28. From this settlement accounting period onwards, the Bank has adopted a new accounting treatment for trading accounts as prescribed under Article 17-2 of the Banking Law of Japan, with the permission of the Ministry of Finance. As a result of the valuation of securities and monetary assets etc. relating to trading assets and trading liabilities, and the notional settlement of derivatives, there was an increase in the Bank's assets of 1,842,739 million yen and an increase in the Bank's liabilities of 1,814,168 million yen. There has been a partial amendment of the Enforcement Regulations of the Banking Law concerning the establishment of trading account transactions. As a result of the adoption of the new accounting treatment, the format of the balance sheet has been amended as follows:

     (1) "Trading Account Securities" is now included in "Trading Assets". "Trading securities sold for short sales" was included in "Other Liabilities", and is now included in "Trading Liabilities". The underwritten amount of underwriting agreements for treasury bonds etc. whose subscription period has not yet terminated as of the balance sheet date is also included in the "Trading account securities".

     (2) Derivatives of trading account securities are included in "Trading assets" and "Trading liabilities". The premium paid or received on option transactions relating to trading account securities transactions, which up until now has been included in "Other assets" and "Other liabilities", is now included in "Derivatives of Trading Securities" in "Trading assets" and "Trading liabilities".

     (3) "Securities" for the purpose of the securities transactions prescribed under Article 17-2-1-2 of the Banking Law of Japan is now included in "Securities related to trading transactions" in "Trading assets". "Trading securities sold for short sales", for the purpose of the securities transactions prescribed under Article 17-2-1-2 of the Banking Law of Japan, was included in "Other Liabilities", and is now included in "Securities related to trading transactions sold for short sales" in "Trading liabilities".

     (4) Derivatives relating to securities transactions for the purpose prescribed under Article 17-2-1-2 of the Banking Law of Japan are included in "Trading assets" and "Trading liabilities". The premium paid or received on option transactions for the purpose of the securities transactions prescribed under Article 17-2-1-2, which up until now was included in "Other assets" and "Other liabilities", is now included in "Trading assets" and "Trading liabilities".

     (5) Derivatives for the purpose of trading account transactions (except for those relating to securities transactions) are now included in "Derivatives of securities related to trading transactions" in "Trading assets" and "Trading liabilities". Therefore, the premium paid or received on interest rate option transactions for the purpose of trading account transactions, which up until now was included in "Other assets" and "Other liabilities", is now included in "Derivatives of securities related to trading transactions" in "Trading assets" and "Trading liabilities".

     (6) Of those assets which up until now have been included in "Cash and due from banks" and "Commercial paper and other debt purchased", those which are assets for the purpose of trading account transactions are now included in "Other trading assets" in Trading assets.

     (7) Of the "Borrowed securities" which have been included up until now in "Other liabilities", securities for the purpose of the securities transactions prescribed under Article 17-2-1-2 of the Banking Law of Japan are included in "Borrowed securities related to trading transactions" under "Other liabilities".

29. Collateral on Bonds Lent, which up until now has been included in "Other liabilities", is now indicated separately in "Collateral on Bonds Lent".

Non-Consolidated Statement of Income for Fiscal 1997
(for the period from April 1, 1997 to March 31, 1998)

                                                               (Millions of Yen)
--------------------------------------------------------------------------------
Operating Income                                                       2,538,739
  Interest Income:                                         2,008,606
    Interest on Loans and Discounts                          995,571
    Interest and Dividends on Securities                     152,901
    Interest on Call Loans                                    15,303
    Interest on Bills Purchased                                  304
    Interest on Deposits with Banks                          149,164
    Interest on Interest Rate Swaps                          621,978
    Other Interest Income                                     73,382
Fees and Commissions                                         109,787
  Domestic and Foreign Exchange                               49,047
  Others                                                      60,740
Trading Revenue                                               19,060
  Revenue from Trading Securities and Derivatives                 99
  Revenue from Trading-Related Financial Derivatives
    Transactions                                              16,216
  Other Trading Revenue                                        2,745
Other Operating Income                                       126,928
  Gains on Foreign Exchange Transactions                      17,625
  Gains on Sales of Bonds                                    105,130
  Gains on Redemption of Bonds                                 3,818
  Others                                                         353
 Other Income                                                274,356
  Gains on Sales of Stocks and Other Securities              268,654
  Gains on Money Held in Trust                                   904
  Others                                                       4,797
                                                           ---------
Operating Expenses                                                     3,115,046
  Interest Expenses:                                       1,505,595
    Interest on Deposits                                     618,068
    Interest on Negotiable Certificates of Deposit            72,549
    Interest on Call Money                                    29,998
    Interest on Bills Sold                                    12,092
    Interest on Borrowed Money                                68,900
    Interest on Bonds                                              5
    Interest on Convertible Bonds                                191
    Interest on Interest Rate Swaps                          648,135
    Other Interest Expenses                                   57,653
Fees and Commissions                                          44,776
  Domestic and Foreign Exchange                               13,586
  Others                                                      31,189
Trading Expenses                                                 617
  Expenses on Securities and Derivatives Related to
    Trading Transactions                                         517
Other Operating Expenses                                      44,614
  Loss on Sales of Bonds                                      28,347
  Loss on Redemption of Bonds                                  2,671
  Loss on Devaluation of Bonds                                   112
  Others                                                      13,482
General and Administrative Expenses                          385,780
Other Expenses:                                            1,133,761
  Transfer to Reserve for Possible Loan Losses               303,556
  Written-off Claims                                          68,966
  Transfer to Reserve for Possible Losses on Sales of
    Loans                                                     24,017
  Transfer to Reserve for Specific Borrowers under
    Support                                                  122,300
  Loss on Sales of Stocks and Other Securities                 2,120
  Loss on Devaluation of Stocks and Other Securities          56,999
  Loss on Money Held in Trust                                  1,817
  Enterprise Tax                                                  86
  Others                                                     553,896
                                                           ---------   ---------
Ordinary Loss                                                            576,306
Extraordinary Profits:                                                    68,550
  Gains on Dispositions of Premises and Equipment             45,617
  Collection of Written-Off Claims                                70
  Deduction from Reserve for Price Fluctuation of
    Japanese National Government Bonds                         7,492
  Deduction from Reserve for Possible Losses from
    Trading Account Securities                                13,362

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Transfer from Reserve for Securities Transaction
    Liabilities                                                    5
                                                           ---------
Extraordinary Losses                                                       5,040
  Loss on Disposition of Premises and Equipment                5,023
  Transfer to Reserve for Financial Futures
    Transaction Liabilities                                       16
                                                           ---------   ---------
Loss before Income Taxes                                                 514,796
Provision for Income Taxes                                                 3,905
                                                                       ---------
Net Loss                                                                 518,701
  Retained Earnings Brought Forward from Previous Year                    31,308
                                                                       ---------
Unappropriated Loss at End of Fiscal Year                                487,393

--------------------------------------------------------------------------------

                                                          The Fuji Bank, Limited


Notes to Non-Consolidated Statement of Income

1.   Amounts less than one million yen are omitted.

2. From this fiscal year onwards, the Bank has adopted a new accounting treatment for trading accounts under Article 17-2 of the Banking Law of Japan, with the permission of the Ministry of Finance. In the case of trading transactions, the profit or loss from these transactions is included in the profit and loss statement on the basis of the trade date, under "Trading revenue" and "Trading expenses."

     "Trading revenue" and "Trading expenses" are entered in the profit and loss account in the following way. The increase or decrease in the evaluation profit/loss from securities and fund assets is added to the interest paid or received during the term. In the case of derivatives, the increase or decrease in the profit or loss equivalent amount from the notional settlements at the end of the preceding term and the end of this term is added to the interest paid or received during the term.

     As a result of the adoption of the new accounting treatment for trading accounts from this fiscal year, the evaluation profit or loss and the profit or loss equivalent amount from the notional settlement at the end of the preceding term have been included in one lump sum in this term.

     The effect of the introduction of the trading accounts on profit/loss was as follows:

     Operating income         :        40,185 million yen increase
          Interest income     :        25,400 million yen increase
          Trading revenue     :        14,785 million yen increase

     Operating expenses       :        18,634 million yen increase
          Interest expenses   :        38,894 million yen increase
          Trading expenses    :        20,260 million yen decrease

     Ordinary loss            :        21,551 million yen decrease

     Due to the partial amendment of the Enforcement Regulations of the Banking Law concerning the establishment of trading transactions, the format of the Profit and Loss Statement has been modified. The related profit and loss items have been reclassified as follows:

     (1) Evaluation profit/loss and "Gains/losses from sale/purchase of trading securities" which up until now have been included in "Other operating income/expenses", have been included in "Revenue from/expenses on trading securities and derivatives in "Trading revenue" and "Trading expenses". "Revenue from/expenses on trading securities and derivatives" also includes interest paid and received etc. relating to trading securities transactions in "Interest income (Interest and dividends on securities)" and "Interest expenses", and underwriting fees relating to those trading securities transactions included in "Fees and commissions", together with securities exchange duties and securities transaction taxes relating to those trading securities transactions included in "General and administrative expenses".

     (2) "Revenue from/expenses on securities and derivatives related to trading transactions" in "Trading revenue" and "Trading expenses", now includes profit and loss and evaluation profit/loss from "Gains on sales of bonds", "Gains on redemption of bonds", "Loss on sales of bonds", "Loss on redemption of bonds" and "Loss on devaluation of bonds" when those profits and losses arise from securities transactions for the purpose prescribed under Article 17-2-1-2 of the Banking Law of Japan. Evaluation profit/loss is included in "Other operating income/expenses". "Revenue from/expenses on securities and derivatives related to trading transactions" also includes interest paid and received, etc. relating to securities transactions for the above purpose included in "Interest income (Interest and dividends on securities)" and "Interest expenses", and securities exchange duties and securities transaction taxes relating to those securities transactions for the above purpose included in "General and administrative expenses".

     (3) Revenue from/expenses on trading-related financial derivatives transactions" in "Trading revenue" and "Trading expenses" now include evaluation profit/loss and interest paid or received in "Interest (paid/received) on interest swaps", "Other interest income", and "Other income expenses", when this interest arises from trading-related financial derivatives transactions. Evaluation profit/loss and interest paid/received is included in "Interest Income" and "Interest expenses". "Revenue from/expenses on trading-related financial derivatives transactions" also includes those securities transaction taxes relating to "General and Administrative Expenses" concerning trading-related financial derivatives.

     (4) Evaluation profit/loss and interest relating to Negotiable certificates of deposit and Commercial paper and other debt purchased for the purpose of trading transactions, have been added to "Other trading revenue" and "Other trading expenses" in "Trading revenue" and "Trading expenses". Evaluation profit/loss and interest is included in "Other income expenses".

3. "Others" in other expenses includes: a 202,768 million yen loss incurred from sales of real estate loans to the Cooperative Credit Purchasing Company, and a 226,637 million yen loss incurred from supporting certain borrowers including Japan Mortgage Co., Ltd.

4. Total income from transactions with the subsidiaries: 276,161 million yen Total expenses from transactions with the subsidiaries: 342,452 million yen

The Fuji Bank, Limited
(Selected Financial Data)


1.    Gross Profit  (Gyomu Ararieki)                                                            (Millions of Yen)
-------------------------------------------------------------------------------------------------------------------
                                                    March 31, 1998        March 31, 1997           Comparison
(1)  Gross Profit from Domestic Operations             447,770                457,490                -9,720
      (Gross profit margin)                            (1.52%)                (1.55%)               (-0.03%)
(2)  Gross Profit from International
     Operations                                        222,335                245,503               -23,167
      (Gross profit margin)                            (1.31%)                (1.46%)               (-0.14%)
(3)  Gross Profit Total                                670,106                702,993               -32,887
      (Gyomu Ararieki)
(4)  Net Business Profit                               320,396                327,100                -6,703
     (Gyomu Juneki)
-------------------------------------------------------------------------------------------------------------------

 * Figures for the previous year provided for reference in the case of accounts influenced by the introduction of mark-to-market accounting.

2.  Interest Margin                                                                                               %
-------------------------------------------------------------------------------------------------------------------
                                                     March 31, 1998        March 31, 1997         Comparison
(1)  Return on Earning Assets (A) (Total)                 4.44                   4.71                  -0.26
                 (Domestic)                               2.24                   2.39                  -0.15
     (i)   Loans and Bills Discounted (Total)             2.90                   2.94                  -0.03
                 (Domestic)                               2.20                   2.37                  -0.16
     (ii)   Securities (Total)                            2.46                   2.06                   0.40
                 (Domestic)                               1.69                   1.87                  -0.17
(2)  Cost of Funds (B) (Total)                            4.27                   4.30                  -0.03
                 (Domestic)                               2.18                   2.20                  -0.01
     (i)   Deposits and Others (Total)                    1.82                   1.79                   0.02
                 (Domestic)                               0.52                   0.60                  -0.07
     (ii)   Other External Liabilities (Total)            1.81                   1.60                   0.21
                 (Domestic)                               1.21                   1.17                   0.04
(3)   Net Interest Margin (A)-(B) (Total)                 0.17                   0.40                  -0.22
                 (Domestic)                               0.06                   0.19                  -0.13
------------------------------------------------------------------------------------------------------------------

 * Figures for the previous year provided for reference in the case of accounts influenced by the introduction of mark-to-market accounting.

3.    Dividend Policies

Fuji Bank is always aware that it must first satisfy its shareholders by providing regular dividend payments, utilizing its financial and management resources in the most effective way to consolidate its retained earnings.

In the run-up to the "Prompt Corrective Action" introduced in April 1998, the Bank has conducted a rigorous self-assessment of the quality of all the Bank's loan assets. The Bank incurred a large net loss as a result of the write-offs and reserves deemed necessary in consequence of the assessment. However, the Bank has been able to provide appropriate reserves on its problem loan portfolio, including those pertaining to its affiliated financial companies, and it can now get on with the job of making a sound financial recovery.

Regarding our dividend policy, it is therefore our intention to propose the following to our shareholders at the Annual General Meeting.

(1)  An annual dividend payment of 8.50 yen per share of ordinary stock
(2) An annual dividend payment as stipulated of 7.50 yen per share of preference stock

Although from the point of sound management we elected not to make interim dividend payments, while giving full consideration to the concerns arising from the very volatile stock market and the stagnant Japanese economy, we now propose to maintain our annual dividend payment per share as announced in May 1997.

The Japanese economy still faces some rough times ahead. However we will continue to pursue our strengths and to build on our financial fundamentals, taking advantage of the many new profit opportunities, while at the same time maintaining stable regular dividend payments to our shareholders in the future.

The Fuji Bank, Limited
(Selected Financial Data)
 4.   Reserve for Possible Loan Losses                                         (100 Millions of Yen)
----------------------------------------------------------------------------------------------------
                                                   March 31, 1998     March 31, 1997      Comparison
(1)  Breakdown of Reserve for Possible Loan Losses
     (i)   General Reserve for Possible Loan Losses           740              1,035            -295
     (ii)  Specific Reserve for Possible Loan
           Losses                                           7,826              8,788            -962
     (iii) LDC Reserve                                          8                 11              -3
(2)  Reserve for Possible Losses on Certain
     Doubtful Loans
     (i)   Provision for Specific Reserve                   3,891              2,237           1,653
     (ii)  Reversal from Specific Reserve
           (exclude reversal for the purpose
           of writing-off)                                    563                837            -273
     (iii) Net Provision                                    3,327              1,400           1,926
(3)  LDC Reserve
     (i)   Number of countries covered               10 countries        7 countries     3 countries
     (ii)  Amount of Exposure                                  83                134             -50
     (iii) Provision for LDC Reserve                            -                  -               -
     (iv)  Reversal from LDC Reserve                            3                 12              -9
(4)  Write-off of Loans                                       689                257             431
----------------------------------------------------------------------------------------------------

 5.  Securities                                                                (100 Millions of Yen)
----------------------------------------------------------------------------------------------------
                                                   March 31, 1998     March 31, 1997      Comparison
(1)  Sales of Bonds
     (i)   Gains on Sales                                   1,051                827             223
     (ii)  Gains on Redemption                                 38                 17              21
     (iii) Losses on Sales                                    283                458            -175
     (iv)  Losses on Redemption                                26                 22               4
     (v)   Devaluation                                          1                  1              -0
     (vi)  Total                                              778                362             415
(2)  Sales of Stocks
     (i)   Gains on Sales                                   2,686              2,913            -226
     (ii)  Losses on Sales                                     21                  2              18
     (iii) Devaluation                                        569              1,910          -1,340
     (iv)  Total                                            2,095              1,000           1,094
(3)  Unrealized Gains or Losses
     (i)   Listed Securities                               -2,274              3,849          -6,123
                    (Stocks)                               -2,487              3,352          -5,840
     (ii)  Derivative Transaction                             -12                 -4
----------------------------------------------------------------------------------------------------

 6.  BIS Ratio (uniform international standard)                                (100 Millions of Yen)
----------------------------------------------------------------------------------------------------
                                                   March 31, 1998     March 31, 1997      Comparison
Capital Ratio                                  (provisional figures)
                                                            9.41%              9.22%           0.19%
(2)  Tier I                                                18,098             19,506          -1,408
(3)  Tier II                                               17,446             18,015            -568
     (i)   Unrealized gains on securities,
           included as Tier II                                  -              1,742          -1,742
     (ii)  Land Revaluation Account                         1,469                  -           1,469
     (iii) Subordinated borrowings (bonds)                 14,612             14,712             -99
(4)  Risk-Adjusted Assets                                 377,595            406,638         -29,043
----------------------------------------------------------------------------------------------------

 7.  Loans and Bills Discounted                                                (100 Millions of Yen)
----------------------------------------------------------------------------------------------------
                                                   March 31, 1998     March 31, 1997      Comparison
(1)  Balance of Consumer Loans                             57,473             55,671           1,802
     (i)  Housing Loans                                    52,560             50,906           1,653
     (ii)  Other Consumer Loans                             4,913              4,764             148
(2)  Share of Loans to Small and Medium-size
     Companies (Term end balance)                           75.7%              78.1%           -2.4%
(3)  Balance of Loans to Real Estate Business              22,719             22,301             418
(4)  Balance of Loans to Companies under
     Bankruptcy Procedure                                   2,575              2,722            -147
     (% to Loans and Bills Discounted)                    (0.80%)            (0.80%)         (0.00%)
     Balance of Loans Non-accrual for 6
     Months or more                                         7,337              8,748          -1,411
     (% to Loans and Bills Discounted)                    (2.29%)            (2.57%)        (-0.28%)
(5)  Renegotiated Loan                                      1,863              4,348          -2,484
     (% to Loans and Bills Discounted)                    (0.58%)            (1.28%)        (-0.70%)
(6)  Loans to Companies under Support                         407              2,577          -2,169
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
     Programs
     (% to Loans and Bills Discounted)                    (0.13%)            (0.76%)        (-0.63%)
Loans past due for 3 months or more                         3,378                  -               -
Restructured Loan                                           3,635                  -               -
----------------------------------------------------------------------------------------------------

* "Loans past due for 3 months or more" refers to loans in whose case 3 months or more has elapsed since the agreed date for payment of principal or interest. "Balance of Loans to Companies under Bankruptcy Procedure" or to "Balance of Loans Non-accrual for 6 months or more" are not included.

"Restructured Loan" includes loans made to support the rehabilitation of certain borrowers which are encountering economic difficulties, with the intention of ensuring recovery of the loan by providing easier repayment terms, etc. It also includes "Renegotiated loan" and "Loans to Companies under Support Programs".

* Items which up until now have been classified as "Restructured Loan" is now called "Renegotiated Loan."

 8.  Others                                                                    (100 Millions of Yen)
----------------------------------------------------------------------------------------------------
                                                   March 31, 1998     March 31, 1997      Comparison
(1)  Income on Fees and Commissions
     (i)   Profit Amount                                    1,097              1,075              22
     (ii)  Ratio of Fees and Commissions to
           Operating Income                                  4.3%               4.1%            0.2%
                                                        $ million          $ million       $ million
(2)  Foreign Exchange Transaction Dealing
     Amount                                             1,694,506          1,454,753         139,752
(3)  Foreign Exchange Transaction Profit                      176                 66             109
----------------------------------------------------------------------------------------------------

(Reference Materials)
Securities Gains and Losses                             (Millions of Yen)        The Fuji Bank, Limited
--------------------------------------------------------------------------------
                   March 31, 1998                          March 31, 1997
Sales Gains                   268,654                             291,333
Sales Losses                    2,120                                 223
Devaluation                    56,999                             191,036
Total                         209,534                             100,072
--------------------------------------------------------------------------------

Sales of Bonds                                          (Millions of Yen)
--------------------------------------------------------------------------------
                       March 31, 1998                      March 31, 1997
Sales Gains                   105,130                              82,779
Gains on
Redemption                      3,818                               1,705
Sales Losses                   28,347                              45,867
Losses on
Redemption                      2,671                               2,228
Devaluation                       112                                 154
Total                          77,817                              36,234
--------------------------------------------------------------------------------

Recruitment Plan                                        (Millions of Yen)
--------------------------------------------------------------------------------
                       April 30, 1999                      April 30, 1998
                         Plan                                  Actual
Administrative
Staff                             220                                 210
SE                                 30                                  25
General
Operating Staff                   530                                 430
Total                             780                                 665
--------------------------------------------------------------------------------

Number of Employees (at the End of Fiscal Year)
-------------------------------------------------------------------------------------------------------
                          March 31, 1998               March 31, 1997             March 31, 1996
Number of Employees                     14,615                     15,168                      15,780
-------------------------------------------------------------------------------------------------------

Number of Branches
-----------------
  (Domestic)
-------------------------------------------------------------------------------------------------------
                                March 31, 1998         March 31, 1997             March 31, 1996
HO and Branches                            290                        290                        289
Sub-branches                                43                         49                         55
Others                                       7                          7                          8
-------------------------------------------------------------------------------------------------------
  (Overseas)
-------------------------------------------------------------------------------------------------------
Branches                                    25                         24                         21
Sub-branches                                 1                          1                          1
Representative Offices                      21                         22                         23
Subsidiaries*                               18                         20                         19
-------------------------------------------------------------------------------------------------------

 *Direct majority shareholding more than 50%, or combined total direct/indirect shareholding more than 50%

ROE
---

-------------------------------------------------------------------------------------------------------
                                March 31, 1998         September 30,1997          March 31, 1997
Net Business Profit                     22.78%                     16.10%                     21.09%
Net Income                                                          1.29%                      3.48%
-------------------------------------------------------------------------------------------------------

                                (Annual Basis)

Capital ratio                                                                      (Millions of Yen)
-------------------------------------------------------------------------------------------------------
                                March 31, 1998         September 30, 1997         March 31, 1997
                                 (Provisional)
Total Capital Ratio                      9.41%                      9.41%                      9.22%
TIER 1                               1,809,846                  1,967,847                  1,950,652
TIER 2                               1,744,682                  1,738,365                  1,801,534
Risk-adjusted Assets                37,759,543                 39,359,929                 40,663,855
-------------------------------------------------------------------------------------------------------

The effect of adopting the cost basis method for long-term securities: 1.03% The effect of land revaluation account: 0.38%

Net Business Profit Forecast                         (100 Millions of Yen)
-------------------------------------------------------------------------------------------------------
                              1st half of FY 98        2nd half of FY 98          FY 1998
Net Business Profit                      1,500                      1,300                      2,800
-------------------------------------------------------------------------------------------------------

                                                                    May 22, 1998
Financial Results Report for Fiscal 1997
             (Consolidated)
                                              The Fuji Bank, Limited
                                              5-5, Otemachi 1-Chome, Chiyoda-ku,
                                              Tokyo, Japan


1. Financial Highlights for Fiscal 1997 (from April 1, 1997 to March 31, 1998) (Notes) 1. Amounts less than one million yen are omitted.
              2. * denotes minus.

 (1) Operating Results

--------------------------------------------------------------------------------------------------
                                     (change                    (change                    (change
                     Operating          from    Ordinary           from        Net            from
                     Income         previous    Income         previous      Income       previous
                                     period)                    period)                    period)
                     Million Yen           %    Million Yen           %    Million Yen           %
Current Period       2,812,522         (3.7)       *517,295       (---)       *345,309       (---)
Previous Period      2,711,312       (*11.0)         75,425       (---)        109,044       (---)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    Ratio of
                                  Adjusted Net     Return on     Ordinary Income      Ratio of
                     Net Income    Income per    Stockholders'      to Total       Ordinary Income
                     per Share       Share          Equity       Liabilities and    to Operating
                                                                    Net Worth          Income
                            Yen            Yen               %                 %                 %
Current Period          *119.35          -----             ---               ---               ---
Previous Period           37.54          37.27             6.5               0.1               2.8
--------------------------------------------------------------------------------------------------
     (Notes)  Equity in Earnings of Affiliates and Unconsolidated Subsidiaries      4,735 million
                                                        (Previous period            5,163 million)

 (2) Financial Position

--------------------------------------------------------------------------------------------------
                                                                Stockholders'        Stockholders'
                       Total Assets        Stockholders'          Equity to             Equity
                                           Equity               Total Assets           per Share
                        Million Yen          Million Yen                    %                  Yen
Current Period         55,113,509          1,576,455                      2.9               471.58
Previous Period        56,211,154          1,934,349                      3.4                595.9
--------------------------------------------------------------------------------------------------

 (3) Principles of Consolidation
     The consolidated financial statements include the accounts of The Fuji Bank, Limited and 114 of its subsidiaries including among others Fuji Bank (Schweiz) AG, The Fuji Bank and Trust Company and Fuji America Holdings, Inc.
     34 subsidiaries are not consolidated, none of which is accounted for by the equity method.
     25 affiliates are not consolidated, 16 of which are accounted for by the equity method.

2. Earnings Performance Projection for Fiscal 1998 (Year through March 31, 1999)

--------------------------------------------------------------------------------------------------
                              Operating Income             Ordinary Income             Net Income
                              Million Yen                  Million Yen                 Million Yen
Next Period                   2,500,000                    110,000                     40,000
--------------------------------------------------------------------------------------------------

                                                          The Fuji Bank, Limited


Consolidated Balance Sheets as of March 31, 1998

                                                                                         (Millions of Yen)
----------------------------------------------------------------------------------------------------------
(ASSETS)                                                 (LIABILITIES)
Cash and Due from Banks                      2,821,634   Deposits                               31,366,873
Call Loans and Bills Purchased               1,453,230   Negotiable Certificates of Deposit      3,185,488
Commercial Paper and Other Debt Purchased       43,216   Call Money and Bills Sold               3,755,273
Trading Assets                               3,265,412   Trading Liabilities                     2,057,167
Money Held in Trust                             84,989   Borrowed Money                          2,947,169
Securities                                   6,044,830   Foreign Exchange                          113,221
Loans and Bills Discounted                  34,028,201   Bonds and Debentures                    1,657,224
Foreign Exchange                               580,018   Convertible Bonds and Notes                12,582
Other Assets                                 3,326,086   Other Liabilities                       4,381,799
Premises and Equipment                         693,955   Reserve for Possible Loan Losses          904,217
Deferred Taxes                                 441,043   Reserve for Retirement Allowances          48,312
Consolidation Difference                         8,153   Reserve for Possible Losses on Sales
Customers' Liabilities for                                 of Loans                                 52,717
  Acceptances and Guarantees                 2,322,736   Reserve for Specific
                                                         Borrowers under Support                   122,300
                                                         Reserves under Special Laws in Japan        1,048
                                                         Monetary Interest in
                                                           Consolidated Subsidiaries               282,392
                                                         Acceptances and Guarantees              2,322,736
                                                         Land Revaluation Account                  326,529
                                                         Total Liabilities                      53,537,054
                                                         STOCKHOLDERS' EQUITY
                                                         Common Stock                              529,087
                                                         Capital Surplus                           419,954
                                                         Legal Earned Reserve                       69,216
                                                         Earned Surplus                            538,210
                                                         Treasury Common Stock                          11
                                                         Total Stockholders' Equity              1,576,455

                                                         Total Liabilities and
Total Assets                                55,113,509     Stockholders' Equity                 55,113,509
----------------------------------------------------------------------------------------------------------

(Notes)   Amounts less than one million yen are omitted.

                                                          The Fuji Bank, Limited


Consolidated Statement of Income for Fiscal 1997
(for the period from April 1, 1997 to March 31, 1998)

                                                               (Millions of Yen)
----------------------------------------------------------------------
Operating Income                                             2,812,522
  Interest Income:                                           2,183,037
    Interest on Loans and Discounts                          1,166,637
    Interest and Dividends on Securities                       121,337
    Interest on Call Loans and Bills Purchased                 233,069
    Interest on Deposits with Banks                            147,154
    Miscellaneous Other Interest Earned                        514,837
  Fees and Commissions                                         137,765
  Trading Revenue                                               56,913
  Other Operating Income                                       151,504
  Other Income                                                 283,302
Operating Expenses                                           3,329,817
  Interest Expenses                                          1,640,975
    Interest on Deposits                                       626,048
    Interest on Negotiable Certificates of Deposit              77,393
    Interest on Call Money and Bills Sold                      269,422
    Interest on Borrowed Money                                  76,289
    Interest on Bonds and Debentures                            72,349
    Interest on Convertible Bonds                                  191
    Other Interest Expenses                                    519,280
  Fees and Commissions                                          49,247
  Other Operating Expenses                                      46,816
  General and Administrative Expenses                          470,091
  Other Expenses                                             1,122,687
    Transfer to Reserve for Possible Loan Losses               326,519
    Others                                                     796,167
Ordinary Loss                                                  517,295
Extraordinary Profits                                           66,767
  Gains on Dispositions of Premises and Equipment               45,814
  Collection of Written-off Claims                                  70
  Reversal of Reserves for Price Fluctuation of Japanese
    National Government Bonds                                    7,513
  Reversal of Reserves for Possible Losses from Trading
    Account Securities                                          13,362
  Reversal of Reserves for Securities Transaction
    Liabilities                                                      5
Extraordinary Losses                                             5,548
  Losses on Dispositions of Premises and Equipment               5,027
  Transfer to Reserves for Possible Losses from Trading
    Account Securities                                             503
  Transfer to Reserves for Financial Futures Transactions
    Liabilities                                                     16
  Transfer to Reserves for Securities Transaction
    Liabilities                                                      1
Loss before Income Tax and Others                              456,076
Provision for Income Taxes                                      17,528
Tax Adjustment                                                (133,182)
Minority Interest in Net Income                                  7,584
Amortization on Consolidation Differences                        2,038
Equity in Earnings of Affiliates and Unconsolidated
  Subsidiaries                                                   4,735
Net Loss                                                       345,309
----------------------------------------------------------------------

                                                          The Fuji Bank, Limited


Consolidated Statement of Earned Surplus for Fiscal 1997
(for the period from April 1, 1997 to March 31, 1998)

                                                               (Millions of Yen)
--------------------------------------------------------------------------------
Balance at Beginning of Year                                             898,696

Deductions                                                                15,177

  Transfer to Legal Reserve                                                2,600

  Dividends                                                               12,577

Net Loss                                                                 345,309

Balance at End of Year                                                   538,210
--------------------------------------------------------------------------------

(Notes) Amounts less than one million yen are omitted.